UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2004

WINLAND ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-18393 (Commission File Number)	41-0992135 (IRS Employer Identification No.)

1950 Excel Drive
Mankato, Minnesota 56001
(Address of Principal Executive Offices) (Zip Code)

(507) 625-7231
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report

Item 7. Financial Statements and Exhibits.
Item 12. Disclosure of Results of Operations and Financial Condition.
SIGNATURE
Press Release dated July 20, 2004

Item 7. Financial Statements and Exhibits.

           (a)    Financial statements: None.

           (b)    Pro forma financial information: None.

           (c)    Exhibits:

99.1	Press Release dated July 20, 2004

Item 12. Disclosure of Results of Operations and Financial Condition.

     On July 20, 2004, Winland Electronics, Inc. issued a press release announcing its 2004 second quarter financial results. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

The information contained in this Current Report on Form 8-K and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 2004

WINLAND ELECTRONICS, INC.

By	/s/ Lorin E. Krueger

Lorin E. Krueger
President and Chief Executive Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

WINLAND ELECTRONICS, INC.
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
July 20, 2004	0-18393

WINLAND ELECTRONICS, INC.

EXHIBIT NO.	ITEM

99.1	Press Release dated July 20, 2004